As filed with the Securities and Exchange Commission on February 11, 2011           Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

BroadSoft, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	52-2130962 (I.R.S. Employer Identification No.)
9737 Washingtonian Boulevard
Suite 350
Gaithersburg, Maryland 20878
(301) 977-9440

(Address of principal executive offices) (Zip code)
Amended and Restated 2009 Equity Incentive Plan

(Full title of the plan)
Mary Ellen Seravalli
Vice President and General Counsel
BroadSoft, Inc.
9737 Washingtonian Boulevard
Suite 350
Gaithersburg, Maryland 20878
(301) 977-9440

(Name and address of agent for service) (Telephone number, including area code, of agent for service)
Copies to:
Darren K. DeStefano
Cooley LLP
One Freedom Square
Reston Town Center
11951 Freedom Drive
Reston, Virginia 20190
(703) 456-8000
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑ (Do not check if a smaller reporting company)	Smaller reporting company ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be	Offering	Aggregate	Amount of
to be Registered	Registered(1)	Price per Share (2)	Offering Price (2)	Registration Fee
Common Stock, par value $0.01 per share	1,145,860 shares	$35.68	$40,884,285	$4,746.67

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plan set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) promulgated under the Securities Act. The proposed maximum offering price per share and the proposed maximum aggregate offering price are calculated using the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on February 4, 2011.

EXPLANATORY NOTE
     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,145,860 shares of Common Stock of BroadSoft, Inc. (the “Company”) to be issued pursuant to the BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
     The contents of the earlier registration statement relating to the Amended and Restated 2009 Equity Incentive Plan, previously filed with the Securities and Exchange Commission on June 28, 2010 (File No. 333-167835) are incorporated herein by reference and made a part of this Registration Statement.
ITEM 8. EXHIBITS

Exhibit
Number	Description
3.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

3.2(2)	Amended and Restated Bylaws of the Registrant.

4.1(3)	Specimen Stock Certificate evidencing shares of common stock.

4.4(4)	Fourth Amended and Restated Registration Rights Agreement, dated as of June 26, 2007.

4.5(5)	First Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of November 25, 2008.

4.6(6)	Second Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of December 23, 2008.

4.7(7)	Third Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of October 19, 2009.

4.7(8)	Fourth Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of March 26, 2010.

4.9	Reference is made to Exhibits 3.1 and 3.2.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.3	Consent of Burr Pilger Mayer, Inc., Independent Accountants.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.5(9)	BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.

99.6(10)	Form of Stock Option Agreement for BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.

99.7(11)	Form of Restricted Stock Unit Award Agreement for BroadSoft, inc. Amended and Restated 2009 Equity Incentive Plan.

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 1-34777), originally filed with the Securities and Exchange Commission on June 25, 2010, and incorporated herein by reference.

(2)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(3)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

(4)	Filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(5)	Filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(6)	Filed as Exhibit 4.7 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(7)	Filed as Exhibit 4.8 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(8)	Filed as Exhibit 4.9 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on April 16, 2010, and incorporated herein by reference.

(9)	Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

(10)	Filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

(11)	Filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

ITEM 9. UNDERTAKINGS
1.	The undersigned registrant hereby undertakes:
     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;
          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.
     (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (d) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
          (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
          (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
          (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
          (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
2.	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg, State of Maryland, on this 11th day of February, 2011.

BroadSoft, Inc.
By:	/s/ Mary Ellen Seravalli
Mary Ellen Seravalli
Vice President and General Counsel

POWER OF ATTORNEY
     Know all Persons By These Presents, that each person whose signature appears below constitutes and appoints Michael Tessler, James A. Tholen and Mary Ellen Seravalli, and each of them, as his true and lawful attorneys-in-fact and agents, each with the full power of substitution, for him and in his name, place or stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ Michael Tessler	President, Chief Executive Officer and Director (Principal Executive Officer)
Michael Tessler		February 11, 2011

/s/ James A. Tholen	Chief Financial Officer (Principal Financial and Accounting Officer)
James A. Tholen		February 11, 2011

/s/ Robert P. Goodman	Director and Chairman of the Board
Robert P. Goodman		February 11, 2011

Director
David Bernardi

Signatures	Title	Date

/s/ John J. Gavin, Jr.	Director
John J. Gavin, Jr.		February 11, 2011

Director
Charles L. Ill, III

/s/ Douglas L. Maine	Director
Douglas L. Maine		February 11, 2011

/s/ John D. Markley, Jr.	Director
John D. Markley, Jr.		February 11, 2011

EXHIBIT INDEX

Exhibit
Number	Description
3.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

3.2(2)	Amended and Restated Bylaws of the Registrant.

4.1(3)	Specimen Stock Certificate evidencing shares of common stock.

4.4(4)	Fourth Amended and Restated Registration Rights Agreement, dated as of June 26, 2007.

4.5(5)	First Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of November 25, 2008.

4.6(6)	Second Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of December 23, 2008.

4.7(7)	Third Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of October 19, 2009.

4.7(8)	Fourth Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of March 26, 2010.

4.9	Reference is made to Exhibits 3.1 and 3.2.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.3	Consent of Burr Pilger Mayer, Inc., Independent Accountants.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.5(9)	BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.

99.6(10)	Form of Stock Option Agreement for BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.

99.7(11)	Form of Restricted Stock Unit Award Agreement for BroadSoft, inc. Amended and Restated 2009 Equity Incentive Plan.

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 1-34777), originally filed with the Securities and Exchange Commission on June 25, 2010, and incorporated herein by reference.

(2)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(3)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

(4)	Filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(5)	Filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(6)	Filed as Exhibit 4.7 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(7)	Filed as Exhibit 4.8 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on March 15, 2010, and incorporated herein by reference.

(8)	Filed as Exhibit 4.9 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on April 16, 2010, and incorporated herein by reference.

(9)	Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

(10)	Filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.

(11)	Filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-165484), originally filed with the Securities and Exchange Commission on June 1, 2010, and incorporated herein by reference.